UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 19, 2018, Mellanox Technologies, Ltd. (the “Company”) provided its shareholders a notice regarding its Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”), a copy of which is attached hereto as Exhibit 1.

On April 22, 2018, the Company will publish a notice regarding its Extraordinary General Meeting as an advertisement in newspapers in Israel. An English translation of the advertisement is attached hereto as Exhibit 2.

Exhibit 1

MELLANOX TECHNOLOGIES, LTD.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2018

To the Shareholders of Mellanox Technologies, Ltd. (the “Company”):

The Company cordially invites you to attend the Extraordinary General Meeting of Shareholders of the Company (the “Extraordinary General Meeting”) to be held on Thursday, May 24, 2018 at 5:00 p.m. (Israel time) (10:00 a.m. Eastern Time), at the Company’s principal executive offices at 8B Habarzel Street, Tel Aviv, Israel 6158102 (the telephone number at that address is +972-74-723-5500), and thereafter, as it may be adjourned from time to time and from place to place. Shareholders may also participate in the meeting via teleconference as described in the preliminary proxy statement initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2018, as amended on April 11, 2018 (the “Preliminary Proxy Statement”).

The agenda for the Extraordinary General Meeting is: (i) to approve an amendment to Article 39(a) of the Company’s current amended and restated articles of association (the “Articles”) to require that in the event of a contested election (as defined in the Preliminary Proxy Statement) directors will be elected by a plurality of the votes cast (the “Plurality Voting Standard Proposal”); and (ii) to approve an amendment to Article 39(b) of the Articles to require that (A) any nominee for election to the Board of Directors (the “Board”) of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the Preliminary Proxy Statement (the “Universal Proxy Card Proposal”).

These items of business to be transacted at the Extraordinary General Meeting are more fully described in the Preliminary Proxy Statement, which we urge you to read carefully and in its entirety. The Company intends to file a definitive proxy statement with respect to the Extraordinary General Meeting with the SEC and will furnish the definitive proxy statement to each shareholder entitled to deliver a proxy. Copies of the Preliminary Proxy Statement, the definitive proxy statement (once it is available) and any other relevant documents will be available free of charge on the SEC’s website at www.sec.gov or at www.stockholderdocs.com/mlnx.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PLURALITY VOTING STANDARD PROPOSAL AND “FOR” THE UNIVERSAL PROXY CARD PROPOSAL.

Record Date

Only holders of record of the Company’s ordinary shares at the close of business on May 10, 2018 (the “Record Date”) are entitled to receive notice of, to attend and to vote at, the Extraordinary General Meeting and any adjournments or postponements of the Extraordinary General Meeting.

Voting

The approval of each of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal requires the approval of the holders of a majority of the voting power represented at the Extraordinary General Meeting in person or by proxy or by written ballot and voting thereon. You may vote “FOR” or “AGAINST” each of the proposals presented at the Extraordinary General Meeting or you may “ABSTAIN”. A properly executed proxy marked “ABSTAIN” with respect to these proposals will not be counted as having voted with respect to such proposals, although it will be counted for purposes of determined whether there is a quorum present.

Holders of record who do not expect to attend the Extraordinary General Meeting in person may direct how their shares are voted by means of completing and returning the WHITE proxy card or voting instruction form enclosed with the definitive proxy statement furnished to them in accordance with the instructions set forth therein. In order to be counted, a duly executed WHITE proxy card or voting instruction form shall either be presented to the chairman at the Extraordinary General Meeting or delivered to the Company (at its registered office at 26 Hakidma St., Beit Mellanox, Yokneam, Israel, its principal place of business, the offices of its registrar or transfer agent or such place as the Board of Directors may specify) not less than two (2) hours before the time fixed for the Extraordinary General Meeting.

Availability of the Extraordinary General Meeting Documents

The definitive proxy statement with respect to the Extraordinary General Meeting and any solicitation materials will be filed with the SEC and will be available free of charge on the SEC’s website at www.sec.gov or at www.stockholderdocs.com/mlnx. Such documents will also be available for inspection at the Company’s offices, which are located at 26 Hakidma St., Beit Mellanox, Yokneam, Israel, during regular business hours and subject to prior coordination. The Company’s phone number is +972-4-909-7200.

This notice is not a substitution for the proxy statement or for any other documents that the Company may file with the SEC or send to shareholders in connection with the Plurality Voting Standard Proposal and Universal Proxy Card Proposal. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLURALITY VOTING STANDARD PROPOSAL AND THE UNIVERSAL PROXY CARD PROPOSAL.

If you have questions about the proposals at this Extraordinary General Meeting or would like additional copies of the proxy materials, please contact MacKenzie Partners Inc. which is assisting the Company at this meeting, by email at mlxproxy@mackenziepartners.com, or by phone at (800) 322-2885 (toll-free) or at (212) 929-5500.

By Order of the Board of Directors Irwin Federman, Chairman of the Board of Directors

Important Additional Information and Where You Can Find It

The Company and certain of its directors and executive officers may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the Extroardinary General Meeting and the 2018 annual general meeting of shareholders (“Annual General Meeting”). Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A and reports filed by the Company and Forms 3 and Forms 4 filed by the Company’s executive officers and directors with the SEC after April 17, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statements for its Extraordinary General Meeting and its Annual General Meeting, including the schedules and appendices thereto.

The Company intends to furnish its definitive proxy statements and WHITE proxy cards for the Extraordinary General Meeting and the Annual General Meeting to each shareholder entitled to delivery of a proxy, and intends to file such definitive proxy statements and WHITE proxy cards with the SEC. THE COMPANY URGES ITS SHAREHOLDERS TO CAREFULLY READ SUCH DEFINITIVE PROXY STATEMENTS (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), ACCOMPANYING WHITE PROXY CARDS AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the definitive proxy statements, any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge on the Company’s website at www.mellanox.com or by contacting the Company’s proxy solicitor, Mackenzie Partners, Inc. at mlnxproxy@mackenziepartners.com.

Exhibit 2

MELLANOX TECHNOLOGIES, LTD.

(the “Company”)

Notice is hereby given that an Extraordinary General Meeting of Shareholders of the Company, will be held on Thursday, May 24, 2018 at 5:00 p.m. (Israel time), at the Company’s office at 8B Habarzel Street, Tel Aviv, Israel 6158102 (the “Extraordinary General Meeting”). If within half an hour from the time appointed for the Extraordinary General Meeting a quorum is not present, the meeting will stand adjourned for one week, at the same hour and place, without any notification to shareholders.

On the agenda:

1.	Approval of a plurality voting standard in a contested election of directors

2.	Approval of requirement for the use of universal proxy cards in a contested election of directors

Pursuant to Section 182(c) of the Israeli Companies Law-1999, Regulation 3 of the Israeli Companies Regulations (Voting in Writing and Notice of Position), 5766-2005 and Regulation 7 of the Israeli Companies Regulations (Relief for Companies whose Securities are Listed on a Stock Exchange Outside of Israel), 5760-2000, the record date for the entitlement of a shareholder to attend and vote at the Extraordinary General Meeting is Thursday May 10, 2018.

The items of business to be transacted at the Extraordinary General Meeting are fully described in the preliminary proxy statement relating to the Extraordinary General Meeting initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2018, as amended on April 11, 2018, a copy of which is available free of charge on the SEC’s website at www.sec.gov or at www.stockholderdocs.com/mlnx. The definitive proxy statement with respect to the Extraordinary General Meeting and any solicitation materials will be filed with the SEC and will be available free of charge on the SEC’s website at www.sec.gov or at www.stockholderdocs.com/mlnx.

It should be clarified that the provisions of the Israeli Companies Regulations (Notice and Announcement of a General Meeting and a Class Meeting in Public Companies and Adding Subjects to the Agenda), 5760-2000, with respect to the publication of notices in Israeli newspapers are not applicable to the Company.

Sincerely, Mellanox Technologies, Ltd.

Important Additional Information and Where You Can Find It

The Company and certain of its directors and executive officers may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the Extroardinary General Meeting and the 2018 annual general meeting of shareholders (“Annual General Meeting”). Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A and reports filed by the Company and Forms 3 and Forms 4 filed by the Company’s executive officers and directors with the SEC after April 17, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statements for its Extraordinary General Meeting and its Annual General Meeting, including the schedules and appendices thereto.

The Company intends to furnish its definitive proxy statements and WHITE proxy cards for the Extraordinary General Meeting and the Annual General Meeting to each shareholder entitled to delivery of a proxy, and intends to file such definitive proxy statements and WHITE proxy cards with the SEC. THE COMPANY URGES ITS SHAREHOLDERS TO CAREFULLY READ SUCH DEFINITIVE PROXY STATEMENTS (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), ACCOMPANYING WHITE PROXY CARDS AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the definitive proxy statements, any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge on the Company’s website at www.mellanox.com or by contacting the Company’s proxy solicitor, Mackenzie Partners, Inc. at mlnxproxy@mackenziepartners.com.